CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, William H. Browne, President of Tweedy, Browne Fund Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the  Registrant (the "Report")  fully complies
                with  the  requirements  of   Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  MAY 29, 2007                             /S/ WILLIAM H. BROWNE
     -------------------------------            --------------------------------
                                                William H. Browne, President
                                                (principal executive officer)


I,  Robert  Q.  Wyckoff,  Jr.,  Treasurer  of   Tweedy,  Browne Fund  Inc.  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  MAY 29, 2007                           /S/ ROBERT Q. WYCKOFF, JR.
     -------------------------------          ----------------------------------
                                              Robert Q. Wyckoff, Jr., Treasurer
                                              (principal financial officer)